EXHIBIT 24



                                POWER OF ATTORNEY


     WHEREAS, CVS CORPORATION, a Delaware corporation ("CVS"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to shares of CVS common stock to be issued (i) pursuant to the CVS 1999 Employee Stock Purchase Plan and (ii) upon exercise of options assumed by CVS that replace options granted under the 1998 Stock Option Plan of Soma Corporation.

     NOW, THEREFORE, the undersigned hereby appoints Thomas M. Ryan and Charles
C. Conaway, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof. This Power of Attorney may be executed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this POWER OF ATTORNEY.

            Signature
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      /s/ Eugene Applebaum
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(Eugene Applebaum)

      /s/ Allan J. Bloostein
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(Allan J. Bloostein)

      /s/ W. Don Cornwell
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(W. Don Cornwell)

      /s/ Thomas P. Gerrity
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(Thomas P. Gerrity)

      /s/ Stanley P. Goldstein
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(Stanley P. Goldstein)

              Signature
              ---------

      /s/ Marian L. Heard
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(Marian L. Heard)

      /s/ William H. Joyce
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(William H. Joyce)

      /s/ Terry R. Lautenbach
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(Terry R. Lautenbach)

      /s/ Terrence Murray
----------------------------------
(Terrence Murray)

      /s/ David B. Rickard
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(David B. Rickard)

      /s/ Sheli Z. Rosenberg
----------------------------------
(Sheli Z. Rosenberg)

      /s/ Thomas M. Ryan
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(Thomas M. Ryan)

      /s/ Ivan G. Seidenberg
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(Ivan G. Seidenberg)

       /s/ Larry D. Solberg
----------------------------------
(Larry D. Solberg)